SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934

 Date of Report (Date of earliest event reported): November 11, 1996


                     Imo Industries Inc.
   (Exact name of registrant as specified in its charter)


        Delaware                   1-9294             21-0733751
(State or other jurisdiction     (Commission       (I.R.S. Employer
  of incorporation)              File Number)     Identification No.)


1009 Lenox Drive, Building Four West
Lawrenceville, New Jersey                              08648
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code      609-896-7600


                             Not Applicable
             (Former name or address if changed since last report)




                     IMO INDUSTRIES INC.

                   Form 8-K Current Report

Item 5.  Other Events.

In a press release dated November 11, 1996, the Registrant reported that it has withdrawn its Roltra-Morse business from sale and restated results of operations for the third quarter ended September 30, 1996, to reflect Roltra-Morse as a continuing operation.

The information set forth in this Item 5 is qualified in its entirety by reference to the Registrant's press release announcing such information, which is filed herewith as an exhibit.



Item 7.   Exhibits.

     The following exhibit is being filed with this report:

        Exhibit No.                        Exhibit
       ____________                   ___________________
           99                         Press release dated
                                      November 11, 1996 by
                                      Imo Industries Inc.


                         SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                         Imo Industries Inc.
                                           (Registrant)

Date:  November 11, 1996                 By:  /s/ WILLIAM M. BROWN
                                              William M. Brown
                                              Executive Vice President,
                                              Chief Financial Officer and
                                              Corporate Controller